                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

          PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES ACT OF 1934

         DATE OF REPORT (date of earliest event reported): March 7, 2001

                         Commission File Number 0-29495

                           World Commerce Online, Inc.
             (Exact Name of Registrant as Specified in its Charter)

                  DELAWARE                         52-2205697
          (State of Incorporation)    (IRS Employer Identification Number)

                              9677 Tradeport Drive
                             Orlando, Florida 32827
              (Address of Principal Executive Offices and Zip Code)

                                 (407) 240-8999
               (Registrant's Telephone Number Including Area Code)


Item 4.  Change in Registrant's Certifying Accountant

     (a) On March 7, 2001, World Commerce Online, Inc. (the "Company") engaged KPMG LLP ("KPMG") as its independent auditors for the fiscal year ended December 31, 2000, to replace the firm of PricewaterhouseCoopers ("PWC"), who were dismissed as the independent auditors of the Company effective on March 1, 2001. The decision to change independent auditors was approved by the Company's Board of Directors.

         The reports of PWC on the Company's financial statements for the year ended December 31, 1999, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         In connection with the audit of the Company's financial statements for the year ended December 31, 1999, and in the subsequent interim periods through September 30, 2000, there were no disagreements ("Disagreements") as defined in Item 304 (a)(1)(iv) and the instructions to Item 304 of Regulation S-K, as amended, promulgated by the Securities and Exchange Commission ("Regulation S-K") with PWC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedure which, if not resolved to the satisfaction of PWC, would have caused PWC to make reference to the matter in its reports. In addition, during the year ended December 31, 1999 and in the subsequent interim periods ended September 30, 2000, there were no reportable events ("Reportable Events") as defined in
         Item 304 (a)(1)(v) of Regulation S-K. The Company has furnished PWC with a copy of the foregoing disclosure and PWC has furnished the Company with a letter addressed to the Securities and Exchange Commission, indicating that PWC agrees with the above statements.

     (b) On March 7, 2001, the Company engaged KPMG as its independent auditors for the fiscal year ending December 31, 2000. At no time preceding March 7, 2001, has the Company (or anyone on behalf of the Company) consulted with KPMG on matters regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was the subject of Disagreement with PWC or a Reportable Event.

Item 7.  Financial Statements and Exhibits

     (a) None

     (b) None

     (c) None

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    WORLD COMMERCE ONLINE, INC.
                                    (Registrant)


Date: March 7, 2001                 /s/ Michael W. Poole
                                    -------------------------------------
                                    Michael W. Poole
                                    Chief Executive Officer


                                    /s/ Mark E. Patten
                                    -------------------------------------
                                    Mark E. Patten
                                    Chief Financial Officer and
                                    Executive Vice President
                                    (Principal Financial and Accounting Officer)